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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------
                                    FORM 8-K
                       ----------------------------------
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
   Date of Report (Date of Earliest Event Reported): DECEMBER 23, 2005 (DECEMBER
                                    20, 2005)
                       ----------------------------------
                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)
                       ----------------------------------
           COLORADO                  000-28947                  84-1374613
 (State or Other Jurisdiction                                 (IRS Employer
       of Incorporation)     (Commission File Number)        Identification No.)

               13855 STOWE DRIVE, POWAY, CALIFORNIA          92064
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 375-2030
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      PAGE

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

1.     Extension  of  Maturity  Date  of  Starsys  Secured  Promissory  Note

     On December 20, 2005, pursuant to the terms of the Amendment No. 1 to Secured Promissory Note between SpaceDev and Starsys Research Corporation (which is attached as Exhibit 10.11 and incorporated herein by reference), we agreed with Starsys to extend to January 31, 2006 the maturity date of the $1.2 million loan we made to Starsys on September 8, 2005. The loan to Starsys was for the purpose of paying down Starsys' credit facility with Vectra Bank Colorado. The loan accrues interest at 8% per annum and was originally set to mature on December 31, 2005 or earlier in certain circumstances. No principal or interest payments are due before maturity. The maturity date may be accelerated upon the occurrence of certain events of default. The loan is secured by a security interest in all of the assets of Starsys, subject to an intercreditor agreement with Vectra. This intercreditor agreement precludes SpaceDev from foreclosing on its loan, absent Vectra's consent, until May 31, 2006. Starsys was required to use the proceeds of the loan to make a progress payment to Vectra on the outstanding principal balance of loans under the credit facility, which payment was due under a forbearance agreement with Vectra.

2.  Entry  into  Employment  Agreements.

     On December 20, 2005, we entered into an employment agreement and a stock option agreement with each of Mark N. Sirangelo, Richard B. Slansky and James W. Benson. Each employment agreement has an initial term of two years, and will be automatically renewed for a third year unless either party provides written notice of its intent not to renew. The employment agreements with Messrs. Sirangelo, Slansky and Benson are attached to this report as exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein. The stock option agreements with Messrs. Sirangelo, Slansky and Benson are attached to this report as exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated by reference herein.

     The employment agreement with Mr. Sirangelo sets forth the terms of his employment with us as our chief executive officer and vice chairman and provides for, among other matters: (1) a base salary of $22,500 per month, subject to adjustment up to $27,500 per month upon the happening of certain events, (2) performance-based cash bonuses based on the achievement of specific goals set forth in the agreement and (3) an option to purchase up to 1,900,000 shares of our common stock under the terms and conditions of the stock option agreement between us and Mr. Sirangelo.

     Mr. Sirangelo is a member of QS Advisors, LLC and also a member of The QuanStar Group, LLC, business advisors to our company. The QuanStar Group entered into an engagement agreement with us for which QuanStar is paid a monthly fee of $5,000. In addition, under the agreement, upon the consummation of the merger with Starsys Research Corporation, QS Advisors will receive $200,000 cash and 250,000 shares of our common stock. This agreement will terminate upon consummation of Mr. Sirangelo's employment with us.

     The employment agreement with Mr. Slansky amends and restates our employment agreement with Mr. Slansky dated February 10, 2003. This agreement sets forth the terms of his continued employment with us as our president and chief financial officer and provides for, among other matters: (1) a base salary of $14,500 per month, subject to adjustment up to $20,000 per month upon the happening of certain events, (2) performance-based cash bonuses based on the achievement of specific goals set forth in the agreement and (3) an option to purchase up to 1,400,000 shares of our common stock under the terms and conditions of the stock option agreement between us and Mr. Slansky.

     The employment agreement with Mr. Benson sets forth the terms of his employment with us as our chief technology officer and provides for, among other matters: (1) a base salary of $14,000 per month, subject to adjustment up to $17,000 per month upon the happening of certain events, (2) performance-based cash bonuses based on the achievement of specific goals set forth in the agreement and (3) an option to purchase up to 950,000 shares of our common stock, under the terms and conditions of the stock option agreement between us and Mr. Benson. Mr. Benson also received an additional option to purchase up to 150,000 shares of our common stock in connection with his services as chairman of our company under the terms and conditions of a separate stock option agreement between us and Mr. Benson. This stock option agreement with Mr. Benson is attached to this report as Exhibit 10.7 and is incorporated by reference herein.

                                     PAGE 1

     Under each of the above employment agreements, the executive is an "at-will" employee, which means that either we or the executive may terminate employment at any time. However, if the executive's employment with us is terminated without cause (as that term is defined in the employment agreements), that executive will be entitled to a severance payment equal to his then-current base salary per month multiplied by the greater of (a) 12 months and (b) the number of months remaining in the term. If the executive's employment with us is terminated for good reason (as that term is defined in the employment agreements), that executive will be entitled to a severance payment equal to his then-current base salary per month multiplied by the lesser of (a) 12 months and
(b) the number of months remaining in the term, but in no event less than six months.

     The options granted to each executive are fully vested and exercisable on the date of grant, have an exercise price of $1.40 per share, which was the closing sale price reported on the OTCBB on the date of grant, and will expire five years after the date of grant. Some of the shares subject to the options are subject to sale restrictions that expire upon the achievement of certain milestones or four years from the date of grant, whichever comes first. Subject to certain limitations, these options may be exercised by means of a net exercise provision by surrendering shares with a fair market value equal to the exercise price upon exercise.

3.  Acceleration  of  Options.

     On December 20, 2005, we approved the accelerated vesting of all unvested stock options held by our officers, directors, employees and consultants, effective December 20, 2005. This accelerated vesting affected options to purchase up to an aggregate of 7,787,786 shares of our common stock, all of which became exercisable immediately.

The  following  table  summarizes  the  accelerated  options:


                                              Aggregate Number of Shares Issuable     Weighted  Average
                                              Upon Accelerated Options                Exercise Price Per Share

Executive officers and directors as a group   5,795,750                               $1.36
            Non-executive officer employees   1,992,036                               $1.41
                                              -----------------------------------------------------------------
                                      Total   7,787,786                               $1.38
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------

     The primary purpose of the accelerated vesting is to eliminate future stock-based employee compensation expense we would otherwise recognize in our consolidated statement of operations with respect to the accelerated options once FASB Statement No. 123R (Share-Based Payment) becomes effective. The maximum future expense that is eliminated is estimated at over $5.0 million.

ITEM  1.02.  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

     The prior employment agreement between SpaceDev and Mr. Slansky terminated concurrently with the signing of his new employment agreement discussed in Item
1.01  above.

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     On December 20, 2005, we granted to Messrs. Sirangelo, Benson and Slansky options to purchase an aggregate of 4,400,000 shares of our common stock. To the extent the issuance of these securities is deemed a sale, we relied on the exemption from registration provided by Section 4(2) of Securities Act of 1933 and Rule 506 of Regulation D thereunder. See Item 1.01 above for more information regarding these options, which were granted as part of Section 2:
Entry Into Employment Agreements and are included in Section 3: Acceleration of Options.

     Pursuant to an engagement agreement, as amended, with QS Advisors, LLC, we agreed to issue to QS Advisors 250,000 shares of our common stock upon the closing of the merger with Starsys Research Corporation. The securities were offered and sold without registration under the Securities Act to an accredited investor in reliance upon the exemption provided by Rule 506 of Regulation D thereunder.

ITEM  3.03.  MATERIAL  MODIFICATIONS  TO  RIGHTS  OF  SECURITY  HOLDERS.
     See  Item 5.03 for more information regarding the amendments to our bylaws.


                                     PAGE 1

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On December 20, 2005, Mark N. Sirangelo was appointed as chief executive officer (to succeed James W. Benson in that position), vice chairman and a director of our company, commencing December 30, 2005, pursuant to the terms of his employment agreement described in Item 1.01. Mr. Benson, our current chief executive officer will become our chief technology officer and will remain our chairman. We entered into employment agreements and option agreements with Mr. Sirangelo and Mr. Benson that are described under Item 1.01 above. Certain relationships between SpaceDev and QS Advisors, LLC, an entity in which Mr.
Sirangelo  is  a  member,  are  described  in  Item  1.01  above.

     Mark N. Sirangelo is currently a member of QS Advisors LLC and also a member of The QuanStar Group LLC, business consultants to us. Mr. Sirangelo's roles were as a managing member from December 2003 and chief executive officer of The QuanStar Group, LLC from December 2003 until November 2005 and the managing member of QS Advisors, LLC from February 1998 until December 2005. QuanStar is a strategic and business advisory company. Mr. Sirangelo actively participated in the development in a number of early stage companies in aerospace, technical, scientific and other industries. His work at QuanStar also included hands-on involvement with technology commercialization transfer for university and government laboratories. From 2001 until 2003, Mr. Sirangelo also served as a senior officer of Natexis Bleichroeder, Inc., an international investment banking firm. Prior to Natexis, he was the principal founder of
Production  Group  International,  Inc., an advanced communications company. Mr.
Sirangelo served as Production Group International's chairman and chief executive officer from December 1989 until December 1997. Mr. Sirangelo has a bachelor's degree in science, a master's degree in business and juris doctorate, all from Seton Hall University. Mr. Sirangelo is currently on the board of directors of two privately held corporations: Advanced Cerametics, Inc. and Adam Aircraft Industries, Inc. He is also a director for the National Center for Missing and Exploited Children in addition to serving as a director and treasurer of the International Center for Missing and Exploited Children.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
     Effective on December 20, 2005, our board of directors amended and restated our bylaws as follows:

     - To increase from 50 days to 70 days the length of time between (1) the record date fixed in advance by the board of directors for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, and (2) the date on which the particular action requiring such determination of shareholders is to be taken;

     - To increase from 60 days to 120 days the length of time between (1) the date on which a meeting of shareholders is held and (2) the latest date to which, if less than a quorum of the outstanding shares are represented at the meeting, a majority of the shares present may adjourn the meeting;

     - To remove the prohibition on telegraphic proxies and proxies with printed or typed signatures;

     - To add the office of chief financial officer and to clarify the powers, duties and reporting lines of our various officers, including the chief executive officer, the president, the chief financial officer and the secretary;

     - To clarify certain procedural matters regarding the selection, term, resignation, removal and related matters regarding officers;

     - To clarify that any changes to officer compensation by the board of directors (or by officers authorized by the board of directors) is subject to the contract rights of the affected officer;

     - To give the chief executive officer authority to call special meetings of shareholders;

     - To clarify that the number of directors of our company shall be fixed from time to time by the board of directors, but in no event shall the number of directors be less than one;

     - To provide for notice of special meetings of the board of directors by facsimile and e-mail, and to remove the requirement that notice of special meetings of the board of directors be given at least five days before the meeting if the meeting is held outside Colorado;

     - To provide for notice and quorum procedures for meetings of board committees;

     - To supplement the list of enumerated items outside the authority of board committees, in accordance with Colorado law;

     - To remove the requirement for the principal office of our company to be in Colorado;

     - To change all references to Pegasus Development Group, Inc. (our prior name) to SpaceDev, Inc.; and

     - To make non-substantive changes to improve clarity, better conform provisions to those of applicable Colorado law, and improve internal consistency.

     Our amended and restated bylaws are attached as Exhibit 3.1 to this report, and are hereby incorporated by reference into this Item 5.03.

ITEM  8.01  OTHER  INFORMATION

     Effective on December 20, 2005, our board of directors increased from 9 to 10 the number of SpaceDev's authorized directors and appointed Mr. Sirangelo to fill the vacancy created by the new board seat, as discussed more fully in Items

1.01  and  5.02.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

3.1                   Amended  and  Restated  Bylaws  dated  December  20,  2005
10.1                  Executive  Employment  Agreement dated  December 20, 2005
                      with Mark N.  Sirangelo
10.2 Amended and Restated Executive Employment Agreement dated December 20, 2005 with Richard B. Slansky
10.3                  Executive  Employment  Agreement  dated  December 20, 2005 with James W.  Benson
10.4 Non-Plan Stock Option Agreement dated December 20, 2005 with Mark N. Sirangelo
10.5 Non-Plan Stock Option Agreement dated December 20, 2005 with Richard B. Slansky
10.6 Non-Plan Stock Option Agreement dated December 20, 2005 with James W. Benson (evidencing an option to purchase up to 950,000 shares of SpaceDev common stock).
10.7 Non-Plan Stock Option Agreement dated December 20, 2005 with James W. Benson (evidencing an option to purchase up to 150,000 shares of SpaceDev common stock).
10.8 Inventions and Proprietary Information Agreement dated December 20, 2005 with Mark N. Sirangelo

10.9 Inventions and Proprietary Information Agreement dated December 20, 2005 with Richard B. Slansky
10.10 Inventions and Proprietary Information Agreement dated December 20, 2005 with James W. Benson
10.11 Amendment No. 1 to the Secured Promissory Note with Starsys Research Corporation dated December 20, 2005.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 SPACEDEV,  INC.
Date:  December  23,  2005                     By:     /s/  RICHARD  B.  SLANSKY
                                                       -------------------------
                                                            Richard  B.  Slansky
                                         President  &  Chief  Financial  Officer